UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 17, 2013

PACWEST BANCORP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., Suite 1640

Los Angeles, CA 90067

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 286-1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

PacWest Bancorp (“PacWest,” “we,” “us,” or “our”) and First California Financial Group, Inc., a Delaware corporation (“First California”), have reached an agreement in principle to settle a putative class action lawsuit on behalf of First California stockholders filed in the Superior Court of the State of California, on November 20, 2012 (the “Action”).  The lawsuit, captioned Paul Githens v. C.G. Kum, et al., Case No. BC496018, names as defendants First California, PacWest, and the directors of First California.  The lawsuit alleges that the directors of First California breached certain alleged fiduciary duties to First California stockholders by approving the Agreement and Plan of Merger (the “Merger Agreement”) with PacWest pursuant to an allegedly unfair process and at an allegedly unfair price and that First California failed to disclose certain information about the proposed merger with PacWest.  The lawsuit also alleges that PacWest aided and abetted those breaches.

On March 17, 2013, PacWest and First California entered into a memorandum of understanding with the plaintiff in the Action regarding the settlement of the Action.  In connection with the settlement of the Action, PacWest and First California have agreed to make the following supplemental disclosures (the “Supplemental Disclosures”) to the joint proxy statement/ prospectus filed with the SEC on February 13, 2013 (the “Proxy Statement”).  The Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety.  Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

The memorandum of understanding also contemplates that the parties will enter into a stipulation of settlement. The stipulation of settlement will be subject to customary conditions, including court approval following notice to First California’s stockholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Superior Court of the State of California will consider the fairness, reasonableness and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed merger, the Merger Agreement and any disclosure made in connection therewith, pursuant to terms that will be disclosed to First California’s stockholders prior to final approval of the settlement.  In addition, in connection with the settlement, the parties contemplate that plaintiff’s counsel will file a petition in the Superior Court of the State of California for an award of attorneys’ fees and expenses to be paid by First California or its successor. The settlement will not affect the consideration that First California’s stockholders are entitled to receive in the merger. There can be no assurance that the parties will enter into a stipulation of settlement, or that the court will approve any proposed settlement. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

The settlement will not affect the timing of the special meeting of PacWest stockholders or the special meeting of First California stockholders, which are each scheduled to be held on March 20, 2013, or the amount of the merger consideration to be paid to stockholders of First California in connection with the proposed transaction.  The settlement is not, and should not be construed as, an admission of wrongdoing or liability by any defendant.  First California, PacWest and the directors of First California continue to believe that the Action is without merit and vigorously deny the allegations that First California’s directors breached their fiduciary duties.  Likewise, neither First California, PacWest nor the directors of First California believe that any disclosures regarding the Merger are required under applicable laws other than that which has already been provided in the Proxy Statement.  Furthermore, nothing in this Current Report on Form 8-K (this “Report”) or any settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth in this Report.  However, to avoid the risk of the putative stockholder class action delaying or adversely affecting the Merger, to minimize the substantial expense, burden, distraction and inconvenience of continued litigation and to fully and finally resolve the claims, First California and PacWest have agreed to make these supplemental disclosures to the Proxy Statement.

SUPPLEMENTAL DISCLOSURES

The Merger — Certain First California Projected Financial Information

As discussed on page 93 of the Proxy Statement, in assuming the ratio of tangible common equity to tangible assets to be 7.00%, First California excluded the preferred stock of First California.

The Merger — Opinion of First California’s Financial Advisor

1.                                      In footnote 1 of the table appearing under the section entitled “—Selected Companies Analysis” on page 68 of the Proxy Statement, the reference to “TDRs” refers to “Troubled Debt Restructurings.”

2.                                      As described in the Proxy Statement, in the table relating to KBW’s analysis of First California’s and PacWest’s market performance under the section entitled “—Selected Companies Analysis” on page 68 of the Proxy Statement, the ratio of stock price to LTM EPS is based on the last twelve months of the respective company’s earnings per share.

3.                                      As described in the Proxy Statement, in the table relating to KBW’s analysis under the section entitled “—Selected Transactions Analysis” on page 69 of the Proxy Statement, the ratio of the transaction price to LTM EPS is based on the last twelve months of the acquired company’s earnings per share.

4.                                      As described in the Proxy Statement, with respect to KBW’s analysis under the section entitled “—Discounted Cash Flow Analysis” on page 70 of the Proxy Statement, the cash flow used in KBW’s analysis is First California’s projected earnings, as provided to KBW by First California’s management.

5.                                      In connection with KBW’s engagement as First California’s financial advisor, First California paid KBW a fee of $250,000 upon KBW’s engagement and an additional fee of $250,000 upon KBW’s issuance of its opinion.  In addition, KBW will receive an additional contingent cash fee equal to 1.25% of the aggregate consideration offered in the merger, payable at the time of the closing of the merger.

6.                                      During the past two years, KBW acted as lead underwriter in connection with First California’s 2010 common stock offering and has acted as First California’s exclusive financial advisor in connection with most of First California’s strategic acquisitions during such period.

7.                                      As described in KBW’s opinion, a copy of which is included as Appendix E in the Proxy Statement, KBW has not provided any investment banking or financial advisory services to PacWest during the past two years.  KBW is not currently under an existing contractual commitment to provide services to PacWest.

8.                                      In connection with the preparation of its fairness opinion, KBW used projections prepared by First California’s management.  As noted in the Proxy Statement, First California’s projections assumed a ratio of tangible common equity to tangible assets (TCE ratio) of 7.00%.  At the direction of First California’s management primarily due to stricter Basel III capital requirements during the forecasted period, the repayment of the Series C Preferred Stock and the loss of treatment of the trust preferred securities as Tier 1 capital, KBW assumed a TCE ratio of 8.00% for purposes of its discounted cash flow analysis.  Such change in assumption did not materially affect the results of KBW’s discounted cash flow analysis.

The Merger — Background of the Merger

1.                                      In connection with the negotiations between First California and Company E, the provision of the $20 million in cash through a tender offer was the result of Company E’s efforts  to enhance its proposal by offering a cash component as requested by First California.

2.                                      As described in the Proxy Statement, the transaction proposed by Company E presented increased execution risk as Company E is not a publicly traded company.  As a result Company E proposed to acquire First California through a reverse triangular merger or “reverse IPO.”  In light of the SEC’s negative view of reverse mergers and the uncertainty regarding Company E’s proposed valuation of its equity, such proposal was viewed as less attractive than the transaction proposed by PacWest.

3.                                      As part of Company E’s proposal in September 2012, Company E proposed that First California would be entitled to appoint two directors from First California’s independent directors to the board of directors of the successor company, two directors from First California’s independent directors to the board of directors of the successor company’s subsidiary bank, and possibly one or more members of First California’s board of directors to serve on regional advisory boards Company E was considering creating.  Company E also proposed that First California’s Chief Executive Officer and Chief Financial Officer would continue to be employees of the successor company.

4.                                      The First California board of directors concluded not to pursue negotiations with PacWest following its November 2011, January 2012 and May 2012 indications of interest as the values proposed by such indications of interest were determined not to be in the best interests of First California’s stockholders, after taking into account, in part, the other strategic alternatives that First California may have pursued, including First California’s existing business plan to pursue growth organically and through strategic acquisitions.

5.                                      In connection with the First California board of directors’ decision to explore its strategic alternatives and concurrent with its sale process, the board authorized C. G. Kum to independently contact and negotiate with parties potentially interested in a strategic transaction with First California, subject to the continued oversight of the proposal review committee.

6.                                      As described in the Proxy Statement, in connection with First California’s strategic review process, KBW contacted 18 companies that would most likely be interested in pursuing a strategic transaction with First California.  All of the 18 companies were potential strategic buyers.  In addition, KBW received two separate inbound calls from two financial buyers.

7.                                      The confidentiality agreements entered into by eight companies, including PacWest, Company B, and Company E, following their respective communications with KBW, included a standstill provision that prevented a potential bidder from, among other things, acquiring First California or making a public or private proposal to acquire First California for a period of eighteen months or two years from the date of the confidentiality agreement.  In addition, unless invited in writing by the First California board of directors, each counterparty to such a confidentiality agreement are contractually precluded from requesting a waiver of the standstill provision to present a proposal to First California in a consensual merger or other form that might constitute a superior proposal under Section 6.7 of the Merger Agreement.  The standstill provisions of these confidentiality agreements remain in effect against seven companies, including PacWest and Company E, but had automatically terminated against Company B upon the execution of the Merger Agreement between First California and PacWest.  Further, pursuant to Section 6.7 of the Merger Agreement, First California may not contact Company E or the other five companies (excluding PacWest) in order to invite them to request a waiver of the standstill provisions or to permit them to make a competing offer even if such offer might constitute a superior proposal under the terms of the Merger Agreement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Report may contain forward-looking statements, which can be identified by the use of words such as “believes,” “expects,” “anticipates,” “estimates” or similar expressions. Such forward-looking statements and all other statements that are not historic facts are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors. These factors include, but are not limited to, general economic conditions, changes in the interest rate environment, legislative or regulatory changes that may adversely affect our business, changes in accounting policies and practices, changes in competition and demand for financial services, adverse changes in the securities markets, changes in deposit flows and changes in the quality or composition of PacWest’s loan or investment portfolios. Additionally, other risks and uncertainties may be described in PacWest’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q or its other reports as filed with the SEC, which are available through the Securities and Exchange Commission’s website at www.sec.gov. Should one or more of these risks materialize, actual results may vary from those anticipated, estimated or projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report.  PacWest assumes no obligation to update any forward-looking statements.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, PacWest filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of First California and PacWest, and that also constitutes a prospectus of PacWest. First California and PacWest also plan to file other documents with the SEC with respect to the proposed transaction.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by First California and PacWest with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by First California with the SEC are available free of charge on First California’s website at www.fcalgroup.com, and copies of the documents filed by PacWest with the SEC are also available free of charge on PacWest’s website at www.pacwestbancorp.com.

First California, PacWest and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from First California’s and PacWest’s stockholders in respect of the proposed transaction. Information regarding First California’s directors and executive officers can be found in First California’s definitive proxy statement filed with the SEC on April 4, 2012.  Information regarding PacWest’s directors and executive officers can be found in PacWest’s definitive proxy statement filed with the SEC on April 6, 2012. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from First California or PacWest, as applicable, using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACWEST BANCORP

Date: March 18, 2013	By:	/s/ Jared M. Wolff
	Name:	Jared M. Wolff
	Title:	Executive Vice President and General Counsel